SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                                 CIT Group Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware               001-31369              65-1051192
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         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)       Identification No.)
         incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

On July 23, 2003, CIT Group Inc. ("CIT") announced that, effective September 3, 2003, Jeffrey M. Peek will become the President and Chief Operating Officer and a director of CIT. CIT also announced the creation of an Office of the Chairman, effective September 3, 2003. The members of the Office of the Chairman will be Albert R. Gamper, Jr., who will remain Chairman and Chief Executive Officer, Thomas B. Hallman, who will serve as Vice Chairman, Specialty Finance, Joseph M. Leone, who will serve as Vice Chairman and Chief Financial Officer, Lawrence A. Marsiello, who will serve as Vice Chairman and Chief Credit Officer, and Mr. Peek. CIT's press release announcing these events is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit 99.1  Press release of CIT Group Inc.,
                          dated July 23, 2003

            Exhibit 99.2  Press release of CIT Group Inc.,
                          dated July 24, 2003

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K includes as an exhibit a press release, dated July 24, 2003, reporting the financial results of CIT Group Inc. as of and for the quarter ended June 30, 2003. The press release is attached as Exhibit 99.2. This information is being provided under Item 12 of Form 8-K and is to be considered filed under the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CIT GROUP INC.
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                                  (Registrant)

                                  By:  /s/  Joseph M. Leone
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                                       Joseph M. Leone
                                       Executive Vice President and
                                       Chief Financial Officer

Dated: July 24, 2003

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                                INDEX TO EXHIBITS

EXHIBIT
  NO.                                  DESCRIPTION
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 99.1             Press release of CIT Group Inc., dated July 23, 2003

 99.2             Press release of CIT Group Inc., dated July 24, 2003